Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes

11. Income Taxes

The Company intends to elect to be taxed as a REIT effective January 1, 2011, and therefore, the Company will not be subject to federal and state income taxes after this effective date. The election will be made in early 2012 with the filing of the REIT’s December 31, 2011 federal tax return. For the period preceding this election date, the Company’s operations resulted in a tax loss. As of December 31, 2010, the Company had deferred federal and state tax assets totaling approximately $298,100, none of which were based upon tax positions deemed to be uncertain. Since these deferred tax assets will most likely not be used once the Company elects REIT status, management has determined that a 100% valuation allowance is appropriate for the period ended September 30, 2011.